SCHEDULE 14A INFORMATION
                                  SCHEDULE 14A
                  (RULE 14a-101) INFORMATION REQUIRED STATEMENT
                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. ___)

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement.

[ ] Confidential, for use of the commission only (as permitted by Rule
    14a-6(e)(2)).

[X] Definitive proxy statement.

[ ] Definitive additional materials.

[ ] Soliciting material under rule 14a-12.

                                 XOX Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)



Payment of filing fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     5)   Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount Previously Paid:

          ----------------------------------------------------------------------

     2)   Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     3)   Filing Party:

          ----------------------------------------------------------------------

     4)   Date Filed:

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


                                 PROXY STATEMENT

                                 XOX CORPORATION
                         1325 EAST 79TH STREET, SUITE 6
                              BLOOMINGTON, MN 55425
                            TELEPHONE: (952) 876-0527
                            FACSIMILE: (952) 876-0528


                      ------------------------------------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                            TO BE HELD APRIL 9, 2003

                      ------------------------------------


To the Stockholders of XOX Corporation:

     Notice is hereby given that a special meeting of the stockholders (the "Special Meeting") of XOX Corporation, a Delaware corporation (the "Company" or "XOX"), will be held at 9:00 a.m. (Minneapolis time) on Wednesday, April 9, 2003, at the offices of Winthrop &Weinstine, P.A., 3000 Dain Rauscher Plaza, 60 South Sixth Street, Minneapolis, Minnesota 55402, for the following purposes:

     1. To approve an amendment to the Amended and Restated Certificate of Incorporation of the Company to change the name of the Company from "XOX Corporation" to "Teledigital, Inc."

     2. To approve an amendment to the Amended and Restated Certificate of Incorporation of the Company to:

          (a) Increase the number of authorized shares of capital stock to 50,000,000 shares,

          (b) Increase the number of authorized shares of common stock to 45,000,000 shares, and

          (c)  Eliminate the 5,000,000 shares reserved as undesignated shares

     3. To transact such other business as may properly come before the Special Meeting, including any motion to adjourn to a later date to permit further solicitation of proxies if necessary, or before any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The Board of Directors of the Company has fixed the close of business on March 11, 2003 as the record date for determining the stockholders entitled to notice of, and to vote at, the Special Meeting and any adjournment(s) or postponement(s) thereof. A complete list of the stockholders entitled to vote at the Special Meeting, or any adjournment(s) or postponement(s) thereof, will be available at and during the Special Meeting.

     All Stockholders are cordially invited to attend the Special Meeting in person. HOWEVER, TO ASSURE YOUR REPRESENTATION AT THE SPECIAL MEETING, WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE PREPAID envelope. You have the unconditional right to revoke your proxy at any time before its use at the Special Meeting by:

     o    attending the Special Meeting and voting in person,

     o delivering to the Company before the vote at the Special Meeting a duly executed proxy with a later date than your original proxy, or

     o giving written notice of revocation to the Company addressed to 1325 East 79th Street, Suite 6, Bloomington, MN 55425, Attn: Richard L. Barnaby, prior to the vote at the Special Meeting.

     If you receive more than one proxy card because you own shares registered in different names, or at different addresses, please sign and return each proxy card. If you return a proxy without specifying a choice on the proxy, the proxy will be voted "FOR" each proposal.


                                           BY ORDER OF THE BOARD OF DIRECTORS:


                                           _____________________________________
                                           Richard L. Barnaby
                                           President and Chief Executive Officer








Bloomington, Minnesota
March 17, 2003

                                 XOX CORPORATION

                      ------------------------------------

                               PROXY STATEMENT FOR
                         SPECIAL MEETING OF STOCKHOLDERS
                                  APRIL 9, 2003

                      ------------------------------------


GENERAL

     This Proxy Statement is submitted in support of the solicitation of the enclosed proxy by the Board of Directors of XOX Corporation, a Delaware corporation (the "Company" or "XOX"), for use at the Special Meeting of the Stockholders (the "Special Meeting") to be held at 9:00 a.m. (Minneapolis time) on Wednesday, April 9, 2003, at the offices of Winthrop & Weinstine, P.A., 3000 Dain Rauscher Plaza, 60 South Sixth Street, Minneapolis, Minnesota 55402, and at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Special Meeting of Stockholders.

     We are mailing this Proxy Statement and the accompanying form of proxy to all stockholders entitled to vote at the Special Meeting ("Stockholders") on or about March 17, 2003.

PROPOSALS TO BE CONSIDERED

     The proposals to be considered at the Special Meeting are as follows:

     1. To approve an amendment to the Amended and Restated Certificate of Incorporation of the Company to change the name of the Company from "XOX Corporation" to "Teledigital, Inc."

     2. To approve an amendment to the Amended and Restated Certificate of Incorporation of the Company to:

          (a) Increase the number of authorized shares of capital stock to 50,000,000 shares,

          (b) Increase the number of authorized shares of common stock to 45,000,000 shares, and

          (c)  Eliminate the 5,000,000 shares reserved as undesignated shares

     3. To transact such other business as may properly come before the Special Meeting, including any motion to adjourn to a later date to permit further solicitation of proxies, if necessary, or before any adjournment thereof.

RECORD DATE; STOCKHOLDERS ENTITLED TO VOTE; QUORUM; VOTING

     Only holders of record of shares of common stock of the Company, $0.025 par value per share ("Common Stock"), at the close of business on March 11, 2003 (the "Record Date") are entitled to vote at the Special Meeting. Each share of Common Stock is entitled to one vote. As of the Record Date, a total of 13,854,818 shares of Common Stock were outstanding. A majority of the outstanding shares of Common Stock entitled to vote, represented in person or by proxy, is required to establish a quorum to transact business at the Special Meeting. The proposals to be considered at the Special Meeting must be approved by the affirmative vote of the holders of a majority of shares of the Common Stock present in person or by proxy at the Special Meeting.


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


PROXY VOTING AND REVOCATION

     By signing and returning the accompanying proxy, you authorize Richard W. Perkins and Richard L. Barnaby, and each of them (each with the power to act alone and with the power of substitution and revocation), to vote all of your shares. Your proxy, if properly completed, signed and dated, will be voted as you have directed. If you do not indicate your vote on the proxy card, your signed proxy will be voted "for" each proposal. The Company knows of no matters to be presented other than those proposals described above. If any other matters properly come before the Special Meeting, the persons named on the proxy card will vote on such other matters in accordance with their best judgment. REGARDLESS OF THE NUMBER OF SHARES OF THE COMPANY'S STOCK THAT YOU OWN, YOU ARE ENCOURAGED TO COMPLETE AND RETURN THE PROXY CARD SO THAT YOUR SHARES MAY BE VOTED AT THE SPECIAL MEETING.

     If you abstain from voting, your abstention will be counted as shares present and entitled to vote and will be counted for purposes of determining the presence of a quorum at the meeting. Your abstention will not count "for" any proposal (in effect it will be a vote "against" each proposal). If a broker submits a proxy that indicates that the broker does not have discretionary authority to vote on one or more of the proposals, such shares will be counted for the purpose of determining the presence of a quorum at the Special Meeting, but they will not be counted as present and entitled to vote with respect to the proposals.

     You may revoke your proxy at any time before it is voted at the Special Meeting by:

     o    attending the Special Meeting and voting in person,

     o delivering to the Company before the vote at the Special Meeting a duly executed proxy with a later date than your original proxy, or

     o giving written notice of revocation to the Company addressed to 1325 East 79th Street, Suite 6, Bloomington, MN 55425, Attn: Richard L. Barnaby, prior to the vote at the Special Meeting.

DISSENTERS' RIGHTS

     The Delaware General Corporation Law does not provide for dissenters' rights in connection with the proposals described above.

SOLICITATION OF PROXIES

     The Company will pay all expenses in connection with the solicitation of proxies for the Special Meeting. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Officers, directors and other employees of the Company may solicit proxies by telephone or other means and will receive no additional compensation for such services.

DELIVERY OF PROXY STATEMENTS TO STOCKHOLDERS SHARING AN ADDRESS

     One Proxy Statement is being delivered to multiple Stockholders entitled to notice of and vote at the Special Meeting who share an address, unless the Company has received contrary instructions from one or more of such Stockholders. Upon written or oral request, the Company will promptly deliver a separate copy of the Proxy Statement to a Stockholder at a shared address to which a single copy of the document was delivered. Please contact Dennis R. Nisler at XOX Corporation, 1325 East 79th Street, Suite 6, Bloomington, MN 55425, telephone: (952) 876-0527 or email at dnisler@teledgtl.com to request a separate copy of the Proxy Statement and/or to request that separate annual reports and proxy statements be mailed in the future and/or to request that a


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


single copy of annual reports and proxy statements be mailed in the future if a Stockholder receives multiple copies of annual reports and proxy statements.

SECURITY OWNERSHIP BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of February 1, 2003, the number of shares of Common Stock beneficially owned by: (i) each director of the Company,
(ii) each executive officer, (iii) each person known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock, and
(iv) all directors and executive officers as a group.

NAME AND ADDRESS OF BENEFICIAL OWNER       SHARES OWNED(1)   PERCENTAGE OWNED(2)
------------------------------------       ---------------   -------------------
Richard L. Barnaby                            1,085,035(3)          7.29%
c/o XOX Corporation
1325 East 79th Street, Suite 6
Bloomington, MN  55425

Richard W. Perkins                            3,026,218(4)         20.96%
Perkins Capital Management, Inc.
730 East Lake Street
Wayzata, MN  55391

Steven B. Mercil                                169,793(5)          1.23%
Minnesota Investment Network Corporation
1600 University Avenue West, Suite 401
St. Paul, MN  55104

Craig W. Gagnon                                  52,500(6)          *
Oppenheimer, Wolff & Donnelly
45 South Seventh Street, Suite 3300
Minneapolis, MN  55402

Gene A. Bier                                     0                  0%
2820 Holly Lane North
Plymouth, MN  55447

All directors and executive officers          4,333,546(7)         25.90%
as a group (5 individuals)

-----------------------------

*    Less than 1%.

(1) We have determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission. Shares of Common Stock subject to options, warrants or convertible debt securities currently exercisable or exercisable within 60 days after February 1, 2003, are deemed to be outstanding for purposes of computing the percentage of shares beneficially owned by the person holding such options, warrants or convertible debt securities but are not deemed to be outstanding for purposes of computing such percentage for any other person. Except as indicated by footnote, each person or group identified has sole voting and investment powers with respect to all shares of Common Stock shown as beneficially owned by them.

(2)  Based on 13,836,335 shares of Common Stock outstanding as of February 1,
     2003.

(3)  Includes 1,047,620 shares of Common Stock subject to exercisable options.

(4) Includes: (i) 541,205 shares of Common Stock held by Richard W. Perkins as TTEE U/A Dtd. 6/14/78 FBO Richard W. Perkins, (ii) 108,504 shares of Common Stock held by the Perkins & Partners, Inc. Profit Sharing Plan & Trust in which Mr. Perkins has beneficial ownership, (iii) 598,642 shares of Common Stock subject to exercisable warrants, and (iv) 1,777,867 shares of Common Stock held by clients of Perkins Capital Management, Inc., of which Perkins Capital Management, Inc. has dispositive power over 1,777,867 shares of Common Stock and voting power over 448,981 shares of Common Stock. Perkins Capital Management, Inc. disclaims beneficial ownership of the shares held by its clients.

(5) Consists of 154,793 outstanding shares of common stock and 15,000 shares subject to exercisable options registered in the name of MIN-Corp, over which Mr. Mercil has dispositive power and, in the case of the shares, voting power.

(6)  Consists of shares subject to exercisable options.

(7) Includes 1,115,120 shares of common stock subject to exercisable options and 1,777,867 shares subject to exercisable warrants.


                                 PROPOSAL NO. 1
            AMENDMENT OF CERTIFICATE OF INCORPORATION TO CHANGE NAME

INTRODUCTION

     The Company's Certificate of Incorporation provides that the name of the Company is XOX Corporation. On February 20, 2003, the Company's Board of Directors authorized an amendment of the Certificate of Incorporation (the "First Amendment"), subject to Stockholder approval, to change the name of the Company to "Teledigital, Inc." If the First Amendment is adopted, it will become effective upon the filing of the First Amendment with the Secretary of State of the State of Delaware. Under the proposed amendment, the First Article of the Company's Certificate of Incorporation would be amended to read as follows:

     "The name of the Corporation is Teledigital, Inc."

REASON FOR THE PROPOSED AMENDMENT

     XOX was incorporated in 1985 to design, develop and market proprietary computer software for creating virtual mock-ups or models that capture the complete geometry of objects or spatial areas of interest. In the late 1990s, the Company focused a large portion of its development and marketing resources in the area of geosciences and the creation of a PC-based product. During 1999, the Company introduce its first end-user product in the geoscience market, Shapes Prospector(TM), a Windows-based PC application. Additionally, the Company continued to service a significant contract with Schlumberger GeoQuest ("Schlumberger") for support, development and maintenance services related to the geosciences industry.

     During December 2000, the Company entered into a formal plan for exiting its geoscience line of business. Effective December 31, 2000, the Company completed such plan and began exploring future strategic options. The Company closed its software engineering operations at its Bloomington, Minnesota headquarters, its research and maintenance facilities in Bangalore, India and its geoscience-related sales offices in Houston, Texas. Upon completion of this plan, the Company had no products and minimal assets.

     Effective July 3, 2002, the Company completed its merger in which its wholly-owned subsidiary, TD Acquisition, Inc., merged with Tele Digital Development, Inc. ("Tele Digital"). Tele Digital designs, develops and sells prepaid wireless software for installation in cellular telephone handsets. Tele Digital's business and assets constitute the only business and assets of the Company.

     To more accurately reflect the identity of the Company and its business, the Board has recommended changing its name to "Teledigital, Inc." XOX has divested itself of its original business and assets with which it was associated from the late 1980s until their divestiture in the early 2000s. Thus, the Board believes it in the best interests of the Company to eliminate any association with the former business of XOX and to rename it to reflect its current business and assets.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors has unanimously approved the First Amendment to the Certificate of Incorporation and recommends that Stockholders vote "FOR" this proposal. The members of the Board of Directors intend to vote all shares of Common Stock under their control in favor of such proposal.


                                 PROPOSAL NO. 2
     AMENDMENT OF CERTIFICATE OF INCORPORATION TO INCREASE NUMBER OF SHARES
                              OF AUTHORIZED STOCK

INTRODUCTION

     The Company's Certificate of Incorporation provides that the Company is authorized to issue 30,000,000 shares of capital stock, consisting of 20,000,000 shares of Common Stock, 5,000,000 shares of preferred stock and 5,000,000 shares of undesignated shares.

     On February 20, 2003, the Company's Board of Directors authorized an amendment of the Certificate of Incorporation (the "Second Amendment"), subject to Stockholder approval, to: (i) increase the number of authorized shares of capital stock from 30,000,000 shares to 50,000,000 shares, (ii) increase the number of authorized shares of common stock from 20,000,000 shares to 45,000,000 shares, and (iii) eliminate the 5,000,000 shares currently reserved as undesignated shares of capital stock. If the Second Amendment is adopted, it will become effective upon the filing of the Second Amendment with the Secretary of State of the State of Delaware.

     Under the proposed amendment, the first paragraph of the Fourth Article of the Company's Certificate of Incorporation would be amended to read as follows:

     "Shares of Stock. The total number of shares of stock which the Corporation shall have authority to issue is 50,000,000. The par value of each of such shares is $0.025. These shares shall consist of 45,000,000 shares of common stock and 5,000,000 shares of preferred stock. The Board of Directors is authorized to establish, in the manner provided by law, one or more classes or series of shares, and to fix the relative rights and preferences of each such class or series."

CURRENT USE OF SHARES

     As of the January 31, 2003, the Company had 13,836,335 shares of Common Stock outstanding and no other shares of stock issued. Additionally, we had (i) 4,741,500 shares of Common Stock subject to options issued under the Company's stock option plans, of which 2,665,073 shares are covered by outstanding stock options and 2,076,427 shares are available for grant, (ii) 100,000 shares of Common Stock subject to options that were issued outside of the Company's stock option plans, and (iii) 1,646,163 shares of Common Stock subject to warrants issued by the Company. Pursuant to such options and warrants, a total of 6,487,663 shares of Common Stock should have been reserved for issuance. However, as of that date, the Company had only 6,163,665 shares of Common Stock available for issuance upon the exercise of such options, warrants and other securities convertible into Common Stock and reserved for issuance. Therefore, as of January 31, 2003, there was a shortfall of 323,998 authorized shares of Common Stock.

     Effective January 21, 2003, the Company commenced an offering (the "Offering") of up to 500,000 units ("Units"), each Unit consisting of a 10% convertible promissory note (the "Note") in the principal amount of $1.00 and a five-year warrant (the "Warrant") to purchase two shares of Common Stock. In connection with the Warrants, up to 1,000,000 shares of Common Stock will need to be reserved for issuance upon the exercise of the Warrants. Assuming the sale of all of the Units in the Offering, we will need an additional 1,000,000 shares reserved for issuance upon exercise of the Warrants, for a total shortfall of 1,323,998 shares.


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


     Effective January 30, 2003, Richard W. Perkins, the Chairman of the Company, and Richard L. Barnaby, the President and Chief Executive Officer of the Company and a Director, entered into an agreement under which Messrs. Perkins and Barnaby agreed to release a total of 1,646,262 shares of the Company's common stock previously reserved by the Company for the exercise of warrants held by Mr. Perkins and options held by Mr. Barnaby. Thus, these shares cover the shortfall as of January 31, 2003 and the additional shortfall resulting from the issuance of Warrants in the Offering. The agreement expires upon the earlier of June 30, 2003 or the date that the Company files an amendment with the Delaware Secretary of State increasing the number of its authorized shares.

     After the conclusion of the Offering, the Company plans to conduct a private placement ("Private Placement") of a minimum of 300,000 units and a maximum of 1,500,000 units ("Placement Units") plus an additional 225,000 Placement Units if oversubscription of the Placement Units occur. Each Placement Unit will consist of a 10% convertible promissory note (the "Placement Note") in the principal amount of $1.00 and a five-year warrant (the "Placement Warrant") to purchase one share of Common Stock. Under the terms of the Offering and the Private Placement, and with the exception of a Note in the original principal amount of $100,000, all Notes will be automatically converted into Placement Units on the date of the initial closing in the Private Placement. The Placement Notes are convertible, at the option of the holder, into 2-1/2 shares of Common Stock for each $1.00 of outstanding principal and interest amount due but not yet paid. Therefore, an additional 1,725,000 shares of Common Stock will need to be reserved for issuance upon the exercise of the Placement Warrants and an additional 4,312,500 shares of Common Stock will need to be reserved for issuance upon the conversion of the Placement Notes.

     In connection with the Private Placement, the company has retained an agent to act as the Company's exclusive agent to offer and sell the Placement Units. Further, the Company has agreed to issue to the agent, as part of the agent's compensation, a warrant (the "Agent's Warrant") to purchase a number of shares of Common Stock equal to ten percent (10%) of the number of shares of Common Stock into which the Placement Notes sold in the Private Placement may be converted. Therefore, approximately 431,250 shares of Common Stock will need to be reserved for issuance upon the exercise of the Agent's Warrant.

     In order to have a sufficient number of authorized shares of Common Stock to accommodate the exercise of outstanding options and warrants as of January 31, 2002, the exercise of the Warrants, the Placement Warrants and the Agent's Warrant and the conversion of the Placement Notes (the "Obligations"), the Company's total share requirement will be 27,792,748 shares of Common Stock ("Share Requirement").

PURPOSE OF THE PROPOSED AMENDMENT

     The primary purpose of the Second Amendment is to provide a sufficient number of shares of Common Stock to accommodate the Obligations. Currently, the Company's Certificate of Incorporation authorizes 20,000,000 shares of Common Stock and the Company's Share Requirement is 27,792,748 shares of Common Stock. Accordingly, the Company does not have an adequate number of authorized shares of Common Stock to accommodate the Obligations. In addition, the approval of the Second Amendment by the Stockholders is a condition to the release to the Company of any funds raised in the Private Placement. If the Second Amendment is not approved by the Stockholders, the Company would not receive any funds raised in the Private Placement. If the Company does not obtain other financing, the Company may not have sufficient funds to pay the Notes when they become due or continue its operations. Also, the Company will not have a sufficient number of authorized shares of Common Stock to accommodate the exercise of outstanding options and warrants and the exercise of Warrants issued in the Offering.

     In addition, the Board of Directors believes that it is in the Company's best interest to increase the number of authorized shares of Capital Stock and Common Stock in order to have additional authorized but unissued shares available for issuance to meet business needs as they arise without the expense and delay of another special meeting of stockholders. If the Second Amendment is approved, there will be 31,163,665


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


authorized but unissued shares of Common Stock. Of these authorized but unissued shares, a maximum of 13,956,413 shares will be reserved for issuance upon the exercise of options and warrants and the conversion of notes. The Board of Directors believes that the availability of such additional shares of Common Stock will provide the Company with the flexibility to issue Common Stock for proper corporate purposes that may be identified in the future. Such future activities may include, without limitation, raising equity capital, adopting additional employee stock option plans or reserving additional shares for issuance under its existing employee stock option plans and making acquisitions though the use of stock. Other than as permitted or required under the Company's existing employee stock option plans, outstanding options and warrants, the Offering and the Private Placement, the Board of Directors has no immediate plans, understandings, agreements or commitments to issue additional shares of Common Stock for any purpose.

     The Board of Directors believes that the proposed increase in the authorized Common Stock will make a sufficient number of shares available should the Company decide to use its shares for one or more of such previously mentioned purposes or otherwise. The Company reserves the right to seek a further increase in authorized shares from time to time in the future as considered appropriate by the Board of Directors.

     In connection with the undesignated stock, the Board of Directors believes it is in the Company's best interest to eliminate this class of authorized shares. During discussions with the Division of Corporations of the State of Delaware, the Company was informed that the undesignated stock could not be designated as additional shares of Common Stock, despite the language of the Certificate of Incorporation permitting such action. Therefore, as no shares of undesignated stock have been issued and the Company does not intend to issue any such shares, and the Company has 5,000,000 shares of authorized but unissued preferred stock, the Board of Directors believes that such class of authorized shares should be eliminated.

POSSIBLE EFFECTS OF THE SECOND AMENDMENT

     If the Stockholders approve the Second Amendment, the Board of Directors may cause the issuance of additional shares of Common Stock without further vote of the stockholders of the Company, except as provided under Delaware corporate law or under the rules of any national securities exchange on which shares of Common Stock are then listed. Under the Company's Certificate of Incorporation, the Company's stockholders do not have preemptive rights to subscribe to additional securities which may be issued by the Company, which means that current stockholders do not have a prior right to purchase any new issue of capital stock of the Company in order to maintain their proportionate ownership of the Common Stock. In addition, if the Board of Directors elects to issue additional shares of Common Stock, such issuance could have a dilutive effect on the earnings per shares, voting power and holdings of current stockholders.

     In addition to the corporate purposes discussed above, the Second Amendment could, under certain circumstances, have an anti-takeover effect, although this is not the intent of the Board of Directors. For example, it may be possible for the Board of Directors to delay or impede a takeover or transfer of control of the Company by causing such additional authorized shares to be issued to holders who might side with the Company and its stockholders. The Second Amendment, therefore, may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging the initiation of any such unsolicited takeover attempts, the Second Amendment may limit the opportunity for the Company's stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The Second Amendment may have the effect of permitting the Company's current management, including the current Board of Directors, to retain its position and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of the Company's business. However, the Board of Directors is not aware of any attempt to take control of the Company, and the Board of Directors has not presented this proposal with the intent that it be utilized as a type of anti-takeover device.

     In connection with the undesignated stock, if the Second Amendment is approved by the Stockholders, the elimination of the undesignated stock will have no effect on the issued and outstanding shares of Common Stock or any rights of the holders of the Common Stock, and will have no effect on the authorized preferred stock.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors has unanimously approved the Second Amendment to the Certificate of Incorporation and recommends that Stockholders vote "FOR" this proposal. The members of the Board of Directors intend to vote all shares of Common Stock under their control in favor of such proposal.


                                  OTHER MATTERS

     The management of the Company knows of no other business that will be presented for consideration at the Special Meeting other than that described in this Proxy Statement. If any other business properly comes before the Special Meeting, it is intended that proxies solicited by the Board of Directors will be voted in accordance with the judgment of the person voting the proxies.


                                CHANGE IN CONTROL

     Effective July 3, 2002, Tele Digital ("Tele Digital") was merged with TD Acquisition, Inc., a wholly-owned subsidiary of the Company, with Tele Digital being the surviving company and becoming a wholly-owned subsidiary of XOX. The merger was governed by the terms of an Agreement and Plan of Merger dated as of January 7, 2002 by and among XOX, Tele Digital and TD Acquisition, Inc. The merger agreement was amended by Amendment No. 1 effective March 29, 2002 and Amendment No. 2 effective June 30, 2002. As amended, the merger agreement provided that the directors of XOX and Tele Digital would consist of Richard W. Perkins, Richard L. Barnaby, Steven Mercil, Craig Gagnon and one independent director to be selected by the other four Board members.

     In the merger, the former shareholders of Tele Digital received shares of XOX Common Stock. In addition, in the merger, warrants and options to purchase shares of Tele Digital common stock were converted into warrants and options to purchase shares of XOX Common Stock. Immediately after the merger, the former holders of Tele Digital's common stock owned a total of approximately 77% of XOX's Common Stock on a fully-diluted basis (that is, assuming the exercise of all options and warrants to purchase XOX Common Stock), and the pre-merger stockholders of XOX owned a total of approximately 23% of XOX Common Stock on a fully-diluted basis. The merger involved only the issuance of XOX Common Stock, and no cash consideration or other consideration was issued or used in the merger.

     On the effective date of the merger, the directors of XOX who were not continuing as directors of XOX resigned. Currently, the following are the directors and executive officers of the Company:

     RICHARD W. PERKINS, CHAIRMAN

     Mr. Perkins, 72 years old, has served as a member of the Board of Directors of Tele Digital since 1997 and as the non-executive Chairman and a member of the Board of Directors of XOX since July 2002. Since 1984, Mr. Perkins has served as President, Chief Executive Officer and a director of Perkins Capital Management, Inc., an investment management firm that he founded. He has over 45 years of experience in the investment business. He received a Bachelors of Business Administration in 1955 and a Masters in Business Administration in 1957 from the University of Wisconsin, Madison. Mr. Perkins also serves on the board of directors of the following public companies: Synovis Life Technologies, Inc., LifeCore Biomedical, Inc., iNTELEFILM Corporation, CNS, Inc.,

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PW Eagle, Inc., Paper Warehouse, Inc., Nortech Systems, Inc., Vital Images,
Inc., and Quantech Ltd. He also serves on the board of several privately held companies.

     RICHARD L. BARNABY, CHIEF EXECUTIVE OFFICER, CHIEF FINANCIAL OFFICER AND DIRECTOR

     Mr. Barnaby, 52 years old, has been President, Chief Executive Officer and a member of the Board of Directors of Tele Digital since 1996 and Chief Executive Officer, Chief Financial Officer and a member of the Board of Directors of XOX since July 2002. Mr. Barnaby has extensive experience in the telecommunications industry, having worked in the wireless communications industry for the last 19 years and telecommunications for the last 25 years. Mr. Barnaby has served as President of Enhanced Telemanagement, Inc., President of Indianapolis Telephone Company and a senior executive of Century Cellunet.

     STEVE MERCIL, DIRECTOR

     Mr. Mercil, 51 years old, has been a director of XOX since July 2002. He previously served as a director of XOX from 1993 to 1995 and 1997 to 1999, as Interim Chief Executive Officer of XOX from October 1997 to June 1998, as Interim Chief Financial Officer of XOX from June 1998 to March 1999 and as Vice Chairman of XOX from April 1999 to August 1999. Since July 1998, he has served as the Chief Executive Officer of MIN-Corp, a venture fund that focuses on investments in Minnesota. Mr. Mercil was previously the equity fund manager of Minnesota Technology, Inc., an equity investment fund specializing in Minnesota technology companies. Mr. Mercil has more than 14 years of experience assisting in the strategic development and growth of public and private companies.

     CRAIG GAGNON, DIRECTOR

     Mr. Gagnon, 62 years old, has been a director of XOX since 1998. He is a partner with Oppenheimer Wolff & Donnelly in Minneapolis, Minnesota. Mr. Gagnon's law practice is concentrated in litigation in the areas of securities fraud, accounting malpractice and legal malpractice defense work. Mr. Gagnon sits on the Board of Trustees for William Mitchell College of Law; is a Fellow in the American College of Trial Lawyers; a member of the American Law Institute; and is a past president of the Metropolitan Breakfast Club. Mr. Gagnon also acts as a general partner in several commercial real estate partnerships located in Minnesota. He received his Bachelor of Arts degree from the University of Minnesota in 1964 and his Juris Doctor degree from William Mitchell College of Law in 1968.

     GENE BIER, DIRECTOR

     Mr. Bier, 64 years old, has been a director of XOX since July 2002. He is also currently serving as a director of EnviroScrub Corporation. Mr. Bier had previously served as the Chief Executive Officer of Northwestern Bell Minnesota; Chairman of Greater Minneapolis Chamber of Commerce; Chairman of the Minnesota State Lottery Commission; Chairman and Chief Executive Officer of Enhanced Telecommunications, Inc.; Director of WAM!NET; director of Troy Group, Inc.; director of Metropolitan Medical Center; director of Urban Coalition; director of Eltrax Systems; director of Kroy Industries; director of Quality International; and director of XCORP Business Development. He was also the founder and served as the Chief Executive Officer of Embion, Inc.


                              AVAILABLE INFORMATION

     The Company is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended, and, accordingly, files reports, proxy statements and other information with the Securities and Exchange Commission. Such reports, proxy statements and other information can be inspected and made at the public reference facilities of the Securities and Exchange Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the regional offices of the SEC. The Securities and Exchange Commission also maintains a website at www.sec.gov.

                       SUBMISSION OF STOCKHOLDER PROPOSALS

     As set forth in our proxy statement dated May 8, 2002 for the 2002 Annual Meeting of Stockholders, any stockholder proposal intended to be considered for inclusion in the proxy statement for the 2003 Annual Meeting must have been received by the Company at 1325 East 79th Street, Suite 6, Bloomington, MN 55425, Attention: Dennis Nisler, no later than January 13, 2003. Stockholder proposals must be made in accordance with Rule 14a-8 under the Securities Exchange Act of 1934.

     Stockholders who intend to present a proposal at the Company's 2003 Annual Meeting without including such proposal in the Company's Proxy Statement for that meeting must provide notice to the Company of such proposal no later than March 31, 2003. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements for stockholder proposals.

     Due to the technical nature of the rights of stockholders and the Company in this area, a stockholder desiring to make a stockholder proposal should consider consulting his or her personal legal counsel with respect to such rights.


                                              By Order of the Board of Directors



                                              Michele D. Vaillancourt
                                              Secretary

Dated: March 17, 2003





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PROXY

                                 XOX CORPORATION
                      PROXY SOLICITED BY BOARD OF DIRECTORS
                       FOR SPECIAL MEETING OF STOCKHOLDERS
                                  APRIL 9, 2003

     The undersigned, revoking all prior proxies, hereby appoints Richard W. Perkins and Richard L. Barnaby, and either of them, as proxy or proxies, with full power of substitution and revocation, to vote all shares of common stock of XOX Corporation (the "Company") of record in the name of the undersigned at the close of business on March 11, 2003, at the Special Meeting of Stockholders (the "Special Meeting") to be held on Wednesday, April 9, 2003, or at any adjournment thereof, upon the following matters:

1. Approving an amendment to the Company's Amended and Restated Certificate of Incorporation to change its name to "Teledigital, Inc."

     [ ] FOR                     [ ] AGAINST                   [ ] ABSTAIN

2. Approving an amendment to the Company's Amended and Restated Certificate of Incorporation to increase the number of authorized shares of capital stock to 50,000,000 shares, increase the number of authorized shares of common stock to 45,000,000 shares, and eliminate the 5,000,000 shares reserved as undesignated shares.

     [ ] FOR                     [ ] AGAINST                   [ ] ABSTAIN

     In their discretion, the Proxies are authorized to vote upon any other matters as may properly come before the Special Meeting, or any adjournments thereof.

     PLEASE MARK, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2. The Board of Directors recommends a vote FOR Proposals 1 and 2.

     Please sign your name exactly as it appears below. In the case of shares owned in joint tenancy or as tenants in common, all should sign. Fiduciaries should indicate their title and authority.

                                            Dated: _____________________________

                                            ____________________________________

                                            ____________________________________

                                            ____________________________________
                                                         Signature(s)